GARTMORE VARIABLE INSURANCE TRUST

Gartmore GVIT Global Financial Services Fund,
Gartmore GVIT Global Health Sciences Fund,
Gartmore GVIT Global Technology and Communications Fund,
Gartmore GVIT Global Utilities Fund

GVIT Small Cap Value Fund, GVIT Small Company Fund,
GVIT Small Cap Growth Fund

Comstock GVIT Value Fund, Dreyfus GVIT International Value Fund, Dreyfus GVIT
Mid Cap Index Fund, Federated GVIT High Income Bond Fund, GVIT Equity 500 Index
Fund, J.P. Morgan GVIT Balanced Fund, Van Kampen GVIT Multi Sector Bond Fund

Dreyfus GVIT International Value Fund (Class II)

Gartmore GVIT Emerging Markets Fund, Gartmore GVIT International Growth Fund

Gartmore GVIT Investor Destinations Aggressive Fund, Gartmore GVIT Investor
Destinations Moderately Aggressive Fund, Gartmore GVIT Investor Destinations
Moderate Fund, Gartmore GVIT Investor Destinations Moderately Conservative
Fund, Gartmore GVIT Investor Destinations Conservative Fund

Gartmore GVIT Total Return Fund, Gartmore GVIT Growth Fund, Gartmore GVIT Mid
Cap Growth Fund

Gartmore GVIT Nationwide Leaders Fund, Gartmore GVIT U.S. Growth Leaders Fund,
Gartmore GVIT Worldwide Leaders Fund

Gartmore GVIT Developing Markets Fund

Prospectus Supplement dated July 1, 2004
to Prospectus dated April 29, 2004

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

1.	Effective July 1, 2004, the disclosure with respect to the average annual returns for the Gartmore GVIT Global Technology and Communications Fund (the “Global Tech Fund”) in the “Performance” section on page 12 of the Prospectus for the Global Tech Fund is revised to include the following information with respect to the Global Tech Fund’s new index benchmark, the Goldman Sachs Technology Composite Index (the “Goldman Index”):

	One	Since
Average annual returns as of December 31, 2003:	Year	Inception*
Goldman Sachs Technology Composite Index[4]	53.64%	-23.93%

*	The Fund commenced operations on June 30, 2000.

[4]	The Goldman Index is an unmanaged index that is designed to represent is designed to measure the performance of companies in the technology sector. The Fund is changing its benchmark from the Morgan Stanley High-Tech 35 Index (the “MS Index”) to the Goldman Index because the new benchmark is a more broad based index (over 150 holdings in the Goldman Index versus only 35 holdings for the MS Index). In addition, the Goldman Index is market capitalization weighted while the MS Index is price weighted; and the Fund’s adviser believes the market capitalization weighting of the Goldman Index makes the index more comparable to the Fund’s performance and less susceptible to large performance swings from the smaller companies included in the index. Unlike mutual funds, the Goldman Index does not include expenses. If expenses were deducted, the actual returns of the index would be lower.

2.	The following information replaces the last paragraph in section entitled “Purchase Price” in the “Buying and Selling Fund Shares” section of each of the above-listed Prospectuses:

To the extent that the Fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

If current prices are not available for a security, or if Gartmore SA Capital Trust (“GSACT”), as the Fund’s administrator, or its agent, determines a price does not represent fair value, the Fund’s investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. Fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV.

Beginning July 1, 2004, the Funds to the extent that they hold foreign equity securities will also begin to value securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the time a Fund’s NAV is calculated. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Funds’ NAV is calculated, the Funds will fair value their foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have an impact on the net asset value of a Fund. When a Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS FOR FUTURE REFERENCE.